Note:

This contract has certain Exhibits which have been excluded here as the information contained therein relates to intellectual property or business practices which are considered property or may reduce the Company's competitive advantage if published publicly.



Exhibit  10.1(j)

                                PERSONAL GUARANTY
                                -----------------

     IN CONSIDERATION of the possible consequences of the outstanding tax liabilities of Sharp Technology, Inc. ("Sharp Technology") and for other good and valuable consideration, I George Sharp, hereby unconditionally personally guarantee to Sharp Technology, the payment of the amounts necessary to pay and retire all outstanding payroll taxes together with any related interest and penalties generated through and including March 15, 2001. Any amounts paid by George Sharp on this obligation will be repaid to George Sharp by Sharp Technology under the terms of a promissory note, payable upon demand, bearing interest at the rate of 10% per annum.

     The undersigned waives notice of acceptance of this guaranty and of any liability to which it applies or may apply, and waives grace, protest, notice, presentment for payment and filing suit thereon for purpose of fixing liability, and consents that the time for payment may be extended and re-extended without notice, presentment, demand of payment, notice of dishonor or non-payment, collecting, suit, or taking any other action by Sharp Technology, and giving any notice of default or other notice to, or making any demand on, any party. Payment by the undersigned is to be made at the main office of Sharp Technology, in Houston, Texas.

     Sharp Technology may, at any time without the consent of, or notice to the undersigned, without incurring responsibility to the undersigned, without impairing or releasing the obligations of the undersigned, upon or without any terms or conditions and in whole or in part, (1) change the manner, place or terms of payment or change or extend the time of payment of, renew, or alter any liability of Sharp Technology hereby guaranteed, or any liabilities incurred directly or indirectly hereunder, and the guaranty herein made shall apply to the liabilities of Sharp Technology, changed, extended, renewed or altered in any manner, (2) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure or securing the liabilities hereby guaranteed or any liabilities incurred directly or indirectly hereunder or any off-set against any of said liabilities, (3) settle or compromise any liabilities hereby guaranteed or hereby incurred.

WITNESS my hand at Houston, Texas, this, the__day of ___________________,  2001.


SIGNED:  _______________________________  ,  ___________________


WITNESSES:

_______________________________

_______________________________

_______________________________


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